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                                                                    EXHIBIT 10.3


                         AFFILIATE SERVICES AGREEMENT


     THIS AFFILIATE SERVICES AGREEMENT (the "Affiliate Contract") is entered into this 4th day of APRIL, 1997, by and between ONEPOINT COMMUNICATIONS, LLC, a Delaware limited liability company, and its operating subsidiaries doing business as OnePoint (collectively "OnePoint"), and SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint").

                                   RECITALS

     WHEREAS, Sprint entered into a Services Agreement with Pacific Bell Communications ("PBC") dated February 3, 1997 (the "Master Agreement") pursuant to which Sprint will sell to PBC, and PBC will purchase from Sprint, certain long distance telecommunications services; and

     WHEREAS, Section 3.2 of the Master Agreement provides that "Affiliates" of PBC may elect to obtain from Sprint any of the "Services" under the Master Agreement by execution of a written Affiliate Contract between such Affiliate and Sprint; and

     WHEREAS, the Master Agreement defines "Affiliate" to include, for purposes of the Master Agreement only, Southwestern Bell Communications Services, Inc., a Delaware corporation ("SBCS") and Affiliates of SBCS; and

     WHEREAS, OnePoint, as an Affiliate of SBCS (and thereby an "Affiliate" of PBC), desires to obtain Services from Sprint pursuant to Section 3.2 of the Master Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending legally to be bound, agree as follows:

1.   Definitions. Capitalized terms not herein defined shall have their
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respective meanings set forth in Article I and Attachment DE of the Master
Agreement.

2.   Term. Unless otherwise extended or earlier terminated in accordance with
     ----
Section 5 hereof or as contemplated by Section 3.2(b) of the Master Agreement, the term of the

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Affiliate Contract shall commence as of the date hereof and shall continue in full force and effect until the first anniversary of the date hereof (the "Termination Date").

3.   Integration. Sprint shall provide such Services to OnePoint as OnePoint may
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request from time to time pursuant to the terms hereof in accordance with
Section 3.2(a) of the Master Agreement, and OnePoint shall be entitled to the benefits of, and subject to the obligations set forth in, the provisions of the Master Agreement set forth herein with respect to the provision of such Services to the same extend as if a party to the Master Agreement, other than as expressly set forth herein.

4.   Non-Exclusive Agreement; Rates and Charges. During the term of the
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Affiliate Contract, OnePoint may elect, without regard to the exclusivity provisions of Article 6 of the Master Agreement, to obtain any of the Services from Sprint at the Rates and Charges set forth in the Master Agreement and Attachment PS thereto.

5.   Company Affiliate's Right to Renew. On or prior to the Termination Date,
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OnePoint may elect, by notice delivered to Sprint, to renew the Affiliate
Contract on either an exclusive or a non-exclusive basis as follows (subject, in each case, to the right to terminate the Affiliate Contract in accordance with
Section 3.2(b) of the Master Agreement):

     (a) Exclusive Basis. OnePoint may renew the Affiliate Contract for a term which is coextensive with the Term of the Master Agreement; provided that in such event, OnePoint shall thereupon become subject to the same exclusivity provisions as set forth in Article 6 of the Master Agreement (excluding any volume commitments set forth therein) except that clause (iv) of the first sentence of Section 6.1(a) of the Master Agreement shall be modified to permit OnePoint to obtain services provided by a carrier other than Sprint under any contract existing as of the date of OnePoint's election to renew the Affiliate Contract pursuant to this Section 5(a) (which contracts will be terminated as soon as practicable to the extent no breach or penalty results therefrom).

     (b) Non-Exclusive Basis. OnePoint may renew the Affiliate Contract and elect, without regard to the exclusivity provisions of Article 6 of the Agreement, to obtain any of the Services from Sprint at the rates and charges and for the terms and conditions to be negotiated in good faith.

6.   Other Terms and Conditions. The following terms and conditions of the
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Master Agreement, with such modifications set forth herein and such conforming changes as shall be necessary to reflect the identity of OnePoint and to be consistent with the foregoing, are incorporated herein and made a part hereof by reference:

     (a)  Article 1 (Definitions);

     (b)  Section 3.2 (Services to Company Affiliates);

     (c)  Section 4.4

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     (d)  Section 4.6 (Quality of Services) amended to read as follows:

               4.6  Quality of Services. Sprint shall provide Services purchased
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               by OnePoint hereunder in compliance with the Performance
               Guarantees to the extent set forth in Section (6)r of this Affiliate Contract;

     (e)  Section 8 (Rates and Charges);

     (f) Section 10.1 (Price Adjustments); provided, however, that this Section shall not become operational with respect to OnePoint until Sprint begins making the adjustments provided for herein for PBC;

     (g)  Article 12 (Confidential Information);

     (h)  Article 14 (Representations, Warranties and Covenants);

     (i)  Article 15 (Intellectual Property Rights);

     (j)  Article 16 (Indemnification; Third Party Claims);

     (k) Section 17.2(c) ("Pass-Through Compensation"); provided, however, that this Section shall be administered using the same procedures used to accomplish the pass-through provided for herein for PBC;

     (l)  Section 17.6(b) (Special Remedies Under Certain Circumstances-Fraud);

     (m) Sections 18.2 (Force Majeure), 18.3 (Independent Contractor), 18.4 (Advertising or Publicity), 18.5 (Subcontracting), 18.6 (Dispute Resolution), and 18.7 (Assignment);

     (n)  Article 19 (Miscellaneous), with the address of the parties in Section
          19.3 (Notices) modified as follows:

          If to OnePoint
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          OnePoint Communications, LLC

               Address:    c/o The VenCom Group, Inc.

                           2201 Waukegan Rd., Suite E-200

                           Bannockburn, Illinois 60015

               Facsimile:  (847) 374-1070

               Telephone:  (847) 374-7000

               Attention:  President

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          If to Sprint
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          Sprint Communications Company L.P.

               Address:    5420 LBJ Freeway, 18th Floor

                           Dallas, TX 75240

               Facsimile:  (214) 405-5002

               Telephone:  (214) 405-5504

               Attention:  Vice President/General Manager RBOC Services

     (o) Section I (General Matters) of Attachment BA (Billing and Accounting); provided, however, that the last sentence of Subsection I.A shall be replaced with the following:

               Sprint hereby waives all charges for any usage not billed within 180 days following the end of the first available monthly billing cycle after the usage is recorded, unless (a) Sprint can document in writing that the delayed billing was caused by the Company or
               (b) the parties agree in writing to a longer time period.

     (p) Section III.A (Cost Categories for General Ledger Account Purposes) of Attachment BA (Billing and Accounting);

     (q)  Attachment DE (Definitions);

     (r) Sections I.1, I.3, I.4 and I.5 (Sprint Support Levels) of Attachment PG (Performance Guarantees);

     (s)  Attachment PS (Pricing of Services) with Attachments.

IN WITNESS WHEREOF, the parties hereto, each acting with proper authority, have executed this Service Contract, to be effective as of the date first above written.

ONEPOINT COMMUNICATIONS, LLC            SPRINT COMMUNICATIONS COMPANY L.P.


By:  [SIGNATURE ILLEGIBLE]              By:  /s/ Leo Welsh
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Title: Chairman/CEO                     Title: Vice President
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                                                     STAMP APPEARS HERE

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